                                                                     EXHIBIT 4.1
                                                                  CONFORMED COPY



                         AMENDMENT No. 5 AND AGREEMENT dated as of January 26,
                    2001 (this "Amendment"), to the Credit Agreement dated as of January 23, 1998, as amended by Amendment No. 1 dated as of August 12, 1998, Amendment No. 2 and Waiver dated as of November 30, 1998, Amendment No. 3 dated as of June 30, 1999, and Amendment No. 4 dated as of June 29, 2000 (the "Credit Agreement"), among EAGLE FAMILY FOODS, INC. (the "Borrower"), EAGLE FAMILY FOODS HOLDINGS, INC. ("Holdings"), the Lenders (as defined in the Credit Agreement), THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, as swingline lender (in such capacity, the "Swingline Lender"), and as issuing bank (in such capacity, the "Issuing Bank"), and MERRILL LYNCH CAPITAL CORPORATION, as documentation agent.

          A. Pursuant to the Credit Agreement, the Lenders, the Swingline Lender and the Issuing Bank have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

          B. The Borrower and Holdings have requested that certain provisions of the Credit Agreement be amended as set forth herein.

          C. The Required Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

          D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Amendments.  (a) The definition of the term "Applicable
                      -----------
Rate" contained in Section 1.01 of the Credit Agreement is hereby amended by substituting the following new table for the existing table contained therein:

====================================================================================================================

                                         Revolving Loan                        Term Loan
                                         --------------                        ---------
     Leverage Ratio                  Eurodollar       ABR                Eurodollar      ABR           Commitment
     --------------                  Spread         Spread               Spread        Spread           Fee Rate
                                     ------         ------               ------        ------           --------
--------------------------------------------------------------------------------------------------------------------
     Category 1
     ----------

 Greater than or equal               3.75%            2.75%             4.00%           3.00%              0.500%
 to 6.5 to 10.0
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================

                                         Revolving Loan                        Term Loan
                                         --------------                        ---------
     Leverage Ratio                  Eurodollar       ABR                Eurodollar      ABR           Commitment
     --------------                  Spread         Spread               Spread        Spread           Fee Rate
                                     ------         ------               ------        ------           --------
--------------------------------------------------------------------------------------------------------------------
     Category 2
     ----------

 Greater than 5.0 to 1.0             3.50%            2.50%             3.75%           2.75%              0.500%
 but less than 6.5 to 1.0
--------------------------------------------------------------------------------------------------------------------
     Category 3
     ----------

 Less than or equal to               3.25%            2.25%             3.50%           2.50%              0.375%
 5.0 to 1.0
====================================================================================================================

          (b) Section 6.12 of the Credit Agreement is hereby amended by substituting the following new table for the existing table contained therein:

                          "Period                      Ratio
                           ------                      -----

                       Effective Date-               6.90 to 1.00
                       April 3, 1999

                       April 4, 1999-               11.20 to 1.00
                       October 2, 1999

                       October 3, 1999-              8.75 to 1.00
                       January 1, 2000

                       January 2, 2000-              8.50 to 1.00
                       July 1, 2000

                       July 2, 2000-                 9.25 to 1.00
                       September 30, 2000

                       October 1, 2000-              9.50 to 1.00
                       December 30, 2000

                       December 31, 2000-            9.80 to 1.00
                       March 31, 2001

                       April 1, 2001-                7.75 to 1.00
                       June 30, 2001

                       July 1, 2001-                 6.75 to 1.00
                       September 29, 2001

                       September 30, 2001-           6.25 to 1.00
                       June 29, 2002

                       Thereafter                    5.00 to 1.00".

          (c) Section 6.13 of the Credit Agreement is hereby amended by substituting the following new table for the existing table contained therein:

                         "Period                    Ratio
                          ------                    -----


                      Effective Date-           1.50 to 1.00
                      April 3, 1999

                      April 4, 1999-            1.10 to 1.00
                      October 2, 1999

                      October 3, 1999-          1.15 to 1.00
                      September 30, 2000

                      October 1, 2000-          1.05 to 1.00
                      March 31, 2001

                      April 1, 2001-            1.30 to 1.00
                      June 30, 2001

                      July 1, 2001-             1.50 to 1.00
                      September 29, 2001

                      September 30, 2001-       1.60 to 1.00
                      March 30, 2002

                      March 31, 2002-           1.65 to 1.00
                      June 29, 2002

                      Thereafter                2.25 to 1.00".



          SECTION 2.  Amendment Fee.  Each Lender that shall execute a
                      --------------
counterpart hereof and return such counterpart to the Administrative Agent or its counsel prior to 12:00 noon, New York City time, on January 26, 2001 (the "Return Date"), shall be entitled, upon the effectiveness of this Amendment as provided in Section 6 below, to an amendment fee (an "Amendment Fee" and, collectively, the "Amendment Fees") equal to 1/2 of 1% of the sum of (a) the outstanding Term Loans of such Lender and (b) the Revolving Commitment (whether used or unused) of such Lender, in each case, as calculated on the Return Date. The Amendment Fee payable to a Lender shall be paid to the Administrative Agent for the account of such Lender, shall be paid in immediately available funds and once paid, shall not be refundable under any circumstances.

          SECTION 3.  Reduction in Revolving Commitments.  The Borrower hereby
                      -----------------------------------
permanently reduces, in accordance with Section 2.08 of the Credit Agreement, effective as of the Amendment Effective Date (as defined below), the Revolving Commitments by an aggregate amount equal to $10,000,000. The Required Lenders hereby waive any other notice of such reduction that may be required pursuant to such Section 2.08.

          SECTION 4.  Agreement.  The Borrower agrees that within 30 days after
                      ---------
the end of each of the first two months of each fiscal quarter, the Borrower will furnish to the Administrative Agent and each Lender its consolidated balance sheet and related statements of operations and cash flows showing the financial condition of the Borrower and its consolidated Subsidiaries as of the close of such fiscal month and the results of its operations and the operations of such Subsidiaries during such fiscal month and the then-elapsed portion of such fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments, together with a statement as to the status of any efforts to sell any one or more lines of business of the Borrower and its Subsidiaries.

          SECTION 5.  Representations and Warranties.  Each of the Borrower and
                      -------------------------------
Holdings represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in
Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

          SECTION 6.  Conditions to Effectiveness.  This Amendment shall become
                      ----------------------------
effective as of the date first written above on the date (the "Amendment Effective Date") that the Administrative Agent shall have received (a) counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, Holdings and the Required Lenders and (b) the Amendment Fees and reimbursement of all other fees and expenses of the Administrative Agent for which invoices have been submitted to the Borrower.

          SECTION 7.  Effect of Amendment.  Except as expressly set forth
                      --------------------
herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Swingline Lender, the Issuing Bank, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or Holdings to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

          SECTION 8.  Counterparts. This Amendment may be executed in any number
                      -------------
of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

          SECTION 9.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                      --------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 10. Headings. The headings of this Amendment are for purposes
                      ---------
of reference only and shall not limit or otherwise affect the meaning hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                       EAGLE FAMILY FOODS, INC.,

                       by:
                          /s/ Craig Steinke
                          -----------------
                          Name:  Craig Steinke
                          Title: Vice President CFO


                       EAGLE FAMILY FOODS HOLDINGS, INC.,

                       by:
                          /s/ Craig Steinke
                          -----------------
                          Name:  Craig Steinke
                          Title: Vice President CFO


                       THE CHASE MANHATTAN BANK,
                       individually and as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender,

                       by:
                          /s/ Neil R. Boylan
                          ------------------
                          Name:  Neil R. Boylan
                          Title: Managing Director


                       MERRILL LYNCH CAPITAL CORPORATION,
                       individually and as Documentation Agent,

                       by:
                          /s/ Carol J.E. Feeley
                          ---------------------------------------
                          Name:   Carol J.E. Feeley
                          Title:  Director

                       MERRILL LYNCH, PIERCE, FENNER & SMITH, INC.,

                       by:
                          /s/ Carol J.E. Feeley
                          ---------------------------------------
                          Name:   Carol J.E. Feeley
                          Title:  Director

                                   MASS MUTUAL HIGH YIELD PARTNERS II,

                                   by:
                                       /s/ Mary S. Law
                                       ---------------
                                       Name:  Mary S. Law
                                       Title: Managing Director

                                   C.M. LIFE INSURANCE COMPANY,

                                   by:
                                       /s/ Mary S. Law
                                       ---------------
                                       Name:  Mary S. Law
                                       Title: Managing Director

                                   MASSACHUSETTS MUTUAL LIFE INSURANCE
                                   COMPANY,

                                   by:
                                       /s/ Mary S. Law
                                       ---------------
                                       Name:  Mary S. Law
                                       Title: Managing Director

                                   KZH SOLEIL LLC,

                                   by:
                                       /s/ Susan Lee
                                       -------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent

                                   KZH PAMCO,

                                   by:
                                       /s/ Susan Lee
                                       ----------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent

                                   KZH WATERSIDE LLC,

                                   by:
                                       /s/ Susan Lee
                                       -------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent

                                   FIRST UNION SECURITIES INC.,

                                   by:
                                       /s/ David J.C. Silander
                                       -----------------------
                                       Name:  David J.C. Silander
                                       Title: Vice President

                                BANK OF HAWAII,

                                by:
                                    /s/ Patricia Rohlfing
                                    ---------------------
                                    Name:  Patricia Rohlfing
                                    Title: Vice President


                                SENIOR DEBT PORTFOLIO, by Boston Management and Research as Investment Advisor,

                                by:
                                    /s/ Scott H. Page
                                    -----------------
                                    Name:  Scott H. Page
                                    Title: Vice President


                                THE FUJI BANK, LIMITED,

                                by:
                                    /s/ John D. Doyle
                                    -----------------
                                    Name:  John D. Doyle
                                    Title: Vice President & Manager


                                BANK OF TOKYO-MITSUBISHI TRUST COMPANY,

                                by:
                                    /s/ Chris Droussiotis
                                    ---------------------
                                    Name:  Chris Droussiotis
                                    Title: Vice President


                                MONUMENT CAPITAL LTD., as Assignee,
                                by: ALLIANCE CAPITAL MANAGEMENT L.P., as
                                    Investment Manager

                                by: ALLIANCE CAPITAL MANAGEMENT
                                    CORPORATION, as General Partner,

                                by:
                                    /s/ Joel Serebransky
                                    --------------------
                                    Name:  Joel Serebransky
                                    Title: Senior Vice President

                          ALLIANCE CAPITAL MANAGEMENT L.P., as Manager on behalf of ALLIANCE CAPITAL FUNDING, L.L.C., as Assignee by: ALLIANCE CAPITAL MANAGEMENT
                              CORPORATION, General Partner of Alliance Capital Management L.P.,

                          by:
                              /s/ Joel Serebransky
                              ----------------------------------
                              Name:  Joel Serebransky
                              Title: Senior Vice President

                          SUMMIT BANK,

                          by:
                              /s/ Catherine E. Garrity
                              ----------------------------------
                              Name:  Catherine E. Garrity
                              Title: Vice President


                          VAN KAMPEN SENIOR INCOME TRUST,
                          by: VAN KAMPEN INVESTMENT ADVISORY CORP.,

                          by:
                              /s/ Darvin D. Pierce
                              ----------------------------------
                              Name:  Darvin D. Pierce
                              Title: Principal

                          VAN KAMPEN CLO I, LIMITED,
                          by: VAN KAMPEN MANAGEMENT INC., as Collateral Manager,

                          by:
                              /s/ Darvin D. Pierce
                              ----------------------------------
                              Name:  Darvin D. Pierce
                              Title: Principal

                          VAN KAMPEN PRIME RATE INCOME TRUST,
                          by: VAM KAMPEN INVESTMENT ADVISORY CORP.,

                          by:
                              /s/ Darvin D. Pierce
                              ----------------------------------
                              Name:  Darvin D. Pierce
                              Title: Principal

                                   THE BANK OF NOVA SCOTIA,

                                   by:
                                       /s/ Brian S. Allen
                                       ---------------------------------
                                       Name:  Brian s. Allen
                                       Title: Managing Director


                                   A.G. CAPITAL FUNDING PARTNERS, L.P.,
                                   by: ANGELO, GORDON & CO., L.P., as Investment Advisor,

                                   by:
                                       /s/ Jeffrey H. Aronson
                                       ---------------------------------
                                       Name:  Jeffrey H. Aronson
                                       Title: Managing Director

                                   NORTHWOODS CAPITAL LIMITED,
                                   by: ANGELO, GORDON & CO., L.P., as Collateral Manager,

                                   by:
                                       /s/ Jeffrey H. Aronson
                                       ---------------------------------
                                       Name:  Jeffrey H. Aronson
                                       Title: Managing Director


                                   NORTHWOODS CAPITAL II, LIMITED,
                                   by: ANGELO, GORDON & CO., L.P., as Collateral Manager,

                                   by:
                                       /s/ Jeffrey H. Aronson
                                       ---------------------------------
                                       Name:  Jeffrey H. Aronson
                                       Title: Managing Director

                                     CREDIT AGRICOLE INDOSUEZ,

                                     by:
                                         /s/ Leo Von Reissig
                                         -------------------------------
                                         Name:  Leo Von Reissig
                                         Title: Vice President

                                     by:
                                         /s/ Richard Manui
                                         -------------------------------
                                         Name:  Richard Manui
                                         Title: First Vice President


                                     NUVEEN SENIOR INCOME FUND,
                                     by: NUVEEN SENIOR LOAN ASSET MANAGEMENT
                                         INC.,

                                     by:
                                         /s/ Lisa M. Mincheski
                                         -------------------------------
                                         Name:  Lisa M. Mincheski
                                         Title: Managing Director


                                     SOCIETE GENERALE,

                                     by:
                                         /s/ Cynthia A. Jay
                                         -------------------------------
                                         Name:  Cynthia A. Jay
                                         Title: Managing Director

                                     MORGAN STANLEY DEAN WITTER PRIME INCOME
                                     TRUST,

                                     by:
                                         /s/ Peter Gewirtz
                                         -------------------------------
                                         Name:  Peter Gewirtz
                                         Title: Vice President


                                     INDOSUEZ CAPITAL FUNDING IV, L.P.,
                                     by: INDOSUEZ CAPITAL, as Portfolio Advisor,

                                     by:
                                         /s/ Melissa Marano
                                         ------------------
                                         Name:  Melissa Marano
                                         Title: Vice President

                                     INDOSUEZ CAPITAL FUNDING IIA, LIMITED,
                                     by: INDOSUEZ CAPITAL, as Portfolio Advisor,

                                     by:
                                         /s/ Melissa Marano
                                         ------------------
                                         Name:  Melissa Marano
                                         Title: Vice President

                                   PAMCO CAYMAN LTD.,
                                   by: HIGHLAND CAPITAL MANAGEMENT, L.P., as
                                   Collateral Manager,

                                   by:
                                       /s/ James Dondero
                                       -----------------
                                       Name:  James Dondero
                                       Title: CFA, CPA President